SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                Amendment No. 1

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 5, 1996
                       (Date of Earliest Event Reported)

                         Commission file number 0-3576






                        COUSINS PROPERTIES INCORPORATED
                             A GEORGIA CORPORATION
                 I.R.S. EMPLOYER IDENTIFICATION NO. 58-0869052
                            2500 WINDY RIDGE PARKWAY
                          ATLANTA, GEORGIA 30339-5683
                            TELEPHONE: 770-955-2200

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements of Business Acquired.

             The financial statements required by Item 7(a) relating to the One Independence Center Acquisition described in Item 2 of Form 8-K dated December 5, 1996 are attached hereto as Exhibit A and incorporated herein by this reference.

        (b)  Pro Forma  Financial  Information.
             The unaudited  pro forma  financial information  required by
             Item 7(b) relating to the One Independence Center Acquisition described in Item 2 of Form 8-K dated December 5, 1996 is attached hereto as Exhibit B and incorporated herein by this reference.

        (c)  Exhibits.

             Exhibit
               No.        Description
             -------      -----------
               A          Financial  statements required by Item 7(a).

               B          Pro forma financial information required by Item 7(b).

               C          Consent of Independent Auditors

                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COUSINS PROPERTIES INCORPORATED
                                    Registrant


                                    /s/ Kelly H. Barrett________________________
                                    Kelly H. Barrett
                                    Vice President and Controller
                                    (Authorized Officer)
                                    (Principal Accounting Officer)







February 17, 199

                               INDEX TO EXHIBITS





      Exhibit   Description                                           Page
      -------   -----------                                           ----

        A       Financial statements required by Item 7(a)               5

        B       Pro forma financial information required by Item 7(b)   10

        C       Consent of Independent Auditors                         16

                                                                      EXHIBIT A









                            ONE INDEPENDENCE CENTER

        STATEMENTS OF EXCESS OF REVENUE OVER SPECIFIC OPERATING EXPENSES

                  FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE
                NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                         Report of Independent Auditors




To the Stockholders
Cousins Properties Incorporated

     We have audited the accompanying Statement of Excess of Revenues Over Specific Operating Expenses of One Independence Center for the year ended December 31, 1995. This statement is the responsibility of One Independence
Center's management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in the accompanying Note 1 and is not intended to be a complete presentation of the revenue and expenses of One Independence Center.

     In our opinion, the Statement of Excess of Revenues Over Specific Operating Expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses as described in Note 1 of One Independence Center for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


                                          ERNST & YOUNG LLP





Dallas, Texas
January 8, 1997

                            ONE INDEPENDENCE CENTER
       STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995
            AND THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)
                                 (in thousands)



                                                             1995       1996
                                                             ----       ----
                                                                     (unaudited)
Revenues
Rental revenues . ................................         $10,083      $8,109
Other property revenues ..........................             907         704
Interest income on required reserves .............              58          40
                                                           -------      ------
                                                            11,048       8,853
                                                           -------      ------
Specific Operating Expenses
Costs and operating ..............................           3,424       2,483
Management fees ..................................             330         285
Interest on bonds assumed ........................             109          63
General and administrative .......................             249         145
                                                           -------      ------
                                                             4,112       2,976
                                                           -------      ------
Excess of Revenues Over
  Specific Operating Expenses ....................         $ 6,936     $ 5,877
                                                           =======     =======






See accompanying notes.

                            ONE INDEPENDENCE CENTER

                   NOTES TO THE STATEMENTS OF EXCESS REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                          YEAR ENDED DECEMBER 31, 1995
            AND THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)

1.      Organization and Basis of Presentation

The Statements of Excess of Revenues Over Specific Operating Expenses (the Statements) for the year ended December 31, 1995 and the nine months ended September 30, 1996 relate to the operations of One Independence Center, an office building located in Charlotte, North Carolina. The office building was acquired from an unaffiliated party by Cousins Properties Incorporated (Cousins) on December 5, 1996. Cousins assumed the rights and obligations of the prior owners under a lease on the underground parking garage, leased from the City of Charlotte. Ownership of the garage reverts to Cousins at the end of the lease term. To finance the garage, the municipality issued tax-exempt revenue bonds, amortizing over 15 years (Bonds). The Bonds require that certain cash reserves be maintained. During the Bonds term, lease payments are equal to the greater of the debt service on the Bonds or net revenues, as defined, from the parking operations. The Bonds bear interest at 65% of prime and require annual sinking fund installments of $375,000 through 2000. For eight years beyond the Bonds term, the lease payments are equal to the net revenues, as defined, from the parking operations. The accompanying statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for real estate acquired. The statements are not intended to be a complete presentation of income and expenses of One Independence Center for the year ended December 31, 1995 and the nine months ended September 30, 1996, as certain adjustments to recognize rental revenue on the straight-line basis over the period of the related lease agreement and certain costs such as depreciation, amortization, mortgage interest, professional fees and other costs not considered comparable to the future operations of One Independence Center have been excluded.

2.  Summary  of  Significant  Accounting  Policies

Rental Revenues

Rental revenues consist of lease payments earned from tenants under lease agreements terminating in 1997 through 2008, and also include tenant expense reimbursements of $3,043,000 and $2,453,000 for 1995 and 1996, respectively.

Other property revenues includes $300,000 and $225,000 of ground lease income and $556,000 and $472,000 of parking income for 1995 and 1996, respectively.

Capitalization Policy

Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

Use of Estimtes

The preparation of the Statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statements and accompanying notes. Actual results could differ from those estimates.

Unaudited  Interim  Statement

The Statement of Excess Revenues Over Specific Operating Expenses for the nine months ended September 30, 1996 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such Statement have been included. The results of operations for the period are not necessarily indicative of the One Independence Center future results of operations.

3. Related Party Transactions

Management fees of $330,000 and $285,000 and leasing commissions of $74,000 and $54,000 in 1995 and 1996, respectively, were paid to affiliates of the prior owners under property management contracts.

4. Operating Leases

The land under the parking garage is leased to the City of Charlotte for a remaining term of 21 years as of December 31, 1995 or 8 years after the Bonds are paid in full. Annual rental revenue is $300,000 for the first 15 years beginning in 1984 through November 30, 1998 and $25,000 thereafter.

Minimum future rentals receivable from operating properties and land leased to others, excluding contingent rentals, under noncancellable leases are as follows (in thousands):

                       1996              $ 7,519
                       1997                6,983
                       1998                6,261
                       1999                6,024
                       2000                6,071
                       Thereafter         41,272
                                         -------
                                         $74,130
                                         =======

5.  Concentration  of Credit Risk

The property was 96% leased at December 31, 1995, with one tenant occupying 68% of the property. Under a portion of this tenant's lease, the tenant is to pay monthly rentals of $114,000 increasing annually up to $119,000 until November 2000, plus the tenant's pro rata share of certain operating expenses in excess of a negotiated base. Under the remainder of the lease, the tenant is to pay monthly base rentals of $372,000 increasing annually by 2% each year until August 2008, plus the tenant's pro rata share of certain operating expenses.

                                                                      EXHIBIT B




           COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)
                    (in thousands, except per share amounts)




     The unaudited pro forma consolidated balance sheet is presented as if the December 5, 1996 acquisition of One Independence Center had occurred as of September 30, 1996.

     The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1996 nor does it purport to represent the future financial position of Cousins Properties Incorporated and Consolidated Entities ("the Company").

           COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                                  (UNAUDITED)
                    (in thousands, except per share amounts)

                                                        Pro Forma
                                            Company    Acquisition     Company
                                           Historical Adjustments (A) Pro Forma
                                           ---------- --------------- ---------

ASSETS
------
PROPERTIES:
 Operating properties ....................  $171,842     $51,134       $222,976
 Land held for investment or
  future development ..                       24,284          --         24,284
 Projects under construction .............   104,470          --        104,470
 Residential lots under development ......    15,120          --         15,120
 Less:  accumulated depreciation .........   (19,134)         --        (19,134)
                                            --------     -------       --------
  Total properties .......................   296,582      51,134        347,716
                                            --------     -------       --------
CASH AND CASH EQUIVALENTS ...............        132        (132)            --
NOTES AND OTHER RECEIVABLES .............     53,027          48         53,075
INVESTMENT IN UNCONSOLIDATED
 JOINT VENTURES .........................    134,268          --        134,268
OTHER ASSETS ............................      8,789          --          8,789
                                            --------     -------       --------
   TOTAL ASSETS .........................   $492,798     $51,050       $543,848
                                            ========     =======       ========

LIABILITIES AND STOCKHOLDERS' INVESTMENT
NOTES PAYABLE ...........................   $186,460     $50,800       $237,260
ACCOUNTS PAYABLE AND ACCRUED
 LIABILITIES ............................     19,008         250         19,258
MINORITY INTERESTS IN CONSOLIDATED
 ENTITIES ...............................          9          --              9
DEPOSITS AND DEFERRED INCOME ............        333          --            333
                                            --------     -------       --------
   TOTAL LIABILITIES ....................    205,810      51,050        256,860
                                            --------     -------       --------
STOCKHOLDERS' INVESTMENT:
 Common stock ...........................     28,771          --         28,771
 Additional paid-in capital .............    162,132          --        162,132
 Cumulative undistributed net income ....     96,085          --         96,085
                                            --------     -------       --------
TOTAL STOCKHOLDERS' INVESTMENT ..........    286,988          --        286,988
                                            --------     -------       --------
TOTAL LIABILITIES AND STOCKHOLDERS'
 INVESTMENT .............................   $492,798     $51,050       $543,848
                                            ========     =======       ========

           COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES

                  PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
                    (in thousands, except per share amounts)




     The unaudited consolidated statements of income are presented as if the Company acquired One Independence Center as of the beginning of each period presented. In Management's opinion, all adjustments necessary to present fairly the effects of the property acquisition have been made.

     The unaudited pro forma consolidated statements of income are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

           COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)
                    (in thousands, except per share amounts)

                                                  One      Additional
                                    Company   Independence  Pro Forma  Company
                                   Historical    Center    Adjustments Pro Forma
                                   ---------- ------------ ----------- ---------

REVENUES:
 Rental property revenues .........  $21,827     $8,806    $   428 (B)  $31,061
 Development and construction fees.    1,380         --         --        1,380
 Management fees ..................    1,959         --         --        1,959
 Leasing and other fees ...........    1,362         --         --        1,362
 Residential lot and outparcels
  sales ..........................     9,688         --         --        9,688
 Interest and other ...............    3,974         47         --        4,021
                                     -------     ------    -------      -------
                                      40,190      8,853        428       49,471
                                     -------     ------    -------      -------
INCOME FROM UNCONSOLIDATED
 JOINT VENTURES ..................    12,926         --         --       12,926
                                     -------     ------    -------      -------
COSTS AND EXPENSES:
 Rental property operating expenses    4,946      2,768         --        7,714
 General and administrative expenses   6,581        145         --        6,726
 Depreciation and amortization ....    4,729         --      1,990 (C)    6,719
 Leasing and other commissions ....       41         --         --           41
 Stock appreciation right expense .      440         --         --          440
 Residential lot and outparcel cost
  of sales ........................    9,522         --         --        9,522
 Interest expense .................    3,959         63      3,057 (D)    7,079
 Property taxes on undeveloped land      901         --         --          901
 Other ............................      992         --         --          992
                                     -------     ------    -------      -------
                                      32,111      2,976      4,047       40,134
                                     -------     ------    -------      -------
INCOME FROM OPERATIONS BEFORE
 INCOME TAXES AND GAIN ON SALE
 OF INVESTMENT PROPERTIES ........    21,005      5,877     (4,619)      22,263
PROVISION (BENEFIT) FOR INCOME
 TAXES FROM OPERATIONS ...........      (864)        --         --         (864)
                                     -------     ------    -------      -------
INCOME FROM OPERATIONS BEFORE
 GAIN ON SALE OF INVESTMENT
 PROPERTIES ......................    21,869      5,877     (4,619)      23,127
GAIN ON SALE OF INVESTMENT
 PROPERTIES, NET OF APPLICABLE
 INCOME TAX PROVISION ............     1,017         --         --        1,017
                                     -------     ------    -------      -------
NET INCOME .......................   $22,886     $5,877    $(4,619)     $24,144
                                     =======     ======    =======      =======
NET INCOME PER SHARE .............   $   .80     $   --    $    --      $   .85
                                     =======     ======    =======      =======
WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING ..............    28,431         --         --       28,431
                                     =======     ======    =======      =======

            COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                FOR THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)
                    (in thousands, except per share amounts)

                                                  One      Additional
                                    Company   Independence  Pro Forma   Company
                                   Historical    Center    Adjustments Pro Forma
                                   ---------- ------------ ----------- ---------
REVENUES:
 Rental property revenues .........  $19,348     $10,939   $   571 (B)  $30,858
 Development and construction fees.    3,515          --        --        3,515
 Management fees ..................    2,213          --        --        2,213
 Leasing and other fees ...........    2,156          --        --        2,156
 Residential lot and outparcels
  sales                                9,040          --        --        9,040
 Interest and other ...............    4,764         109        --        4,873
                                     -------     -------   -------      -------
                                      41,036      11,048       571       52,655
                                     -------     -------   -------      -------
INCOME FROM UNCONSOLIDATED
 JOINT VENTURES ...................   14,113          --        --       14,113
COSTS AND EXPENSES:
 Rental property operating expenses    4,681       3,754        --        8,435
 General and administrative expenses   7,648         249        --        7,897
 Depreciation and amortization .....   4,516          --     2,653 (C)    7,169
 Leasing and other commissions .....      20          --        --           20
 Stock appreciation right expense ..   1,298          --        --        1,298
 Residential lot and outparcel cost
  of sales .........................    8,407         --        --        8,407
 Interest expense ..................      687        109     4,070 (D)    4,806
 Property taxes on undeveloped land       977         --        --          977
 Other .............................    1,688         --        --        1,688
                                      -------     -------   -------      -------
                                       29,922      4,112     6,723       40,757
                                      -------     -------   -------      -------
INCOME FROM OPERATIONS BEFORE
 INCOME TAXES AND GAIN ON
 SALE OF INVESTMENT PROPERTIES .....   25,227      6,936    (6,152)      26,011
PROVISION FOR INCOME TAXES
 BEFORE OPERATIONS .................      747         --        --          747
                                      -------     -------   -------      -------
INCOME FROM OPERATIONS BEFORE
 GAIN ON SALE OF INVESTMENT
 PROPERTIES ........................   24,480      6,936    (6,152)      25,264
GAIN ON SALE OF INVESTMENT
 PROPERTIES, NET OF APPLICABLE
 INCOME TAX PROVISION ..............    1,862         --         --       1,862
                                      -------     -------   -------      -------
NET INCOME .........................  $26,342    $ 6,936   $(6,152)     $27,126
                                      =======    =======   =======      =======

NET INCOME PER SHARE ...............  $   .94    $    --   $    --      $   .97
                                      =======    =======   =======      =======

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING ................   27,983         --        --       27,983
                                       ======    =======   =======       ======

           COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES

                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                     AND CONSOLIDATED STATEMENTS OF INCOME






(A) Reflects the December 5, 1996 acquisition of One Independence Center and the related assumption of a mortgage note payable.

(B) To recognize rental revenue on the straight-line basis over the period of the related lease agreements.

(C) To record depreciation expense for the building and amortization expense for tenant improvements.

(D) To record interest expense associated with borrowings under the loan and amortization expense of deferred financing costs.

                                                                      EXHIBIT C





                        CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation of our report dated January 8, 1997, with respect to the Statement of Excess of Revenues Over Specific Operating Expenses of One Independence Center included in this Form 8-K/A, into the Company's previously filed Registration Statement (Form S-3 No. 33-60350) pertaining to the Dividend Reinvestment Plan of Cousins Properties Incorporated and in the related Prospectus, in the Registration Statement (Form S-8 No. 33- 56787) pertaining to the 1989 Stock Option Plan of Cousins Properties Incorporated and in the related Prospectus, in the Registration Statement (Form S-8 No 33-41927) pertaining to the 1989 Stock Option Plan, 1987 Restricted Stock Plan for Outside Directors and Incentive Stock Option Plan of Cousins Properties Incorporated and in the related Prospectus, and in the Registration Statement (Form S-3 No. 333-12031).




                                          ERNST & YOUNG LLP







Dallas, Texas
February 17, 1997











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